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                                 UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                   FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of earliest reported) September 9, 2002


                      Nutritional Sourcing Corporation
            (Exact name of registrant as specified in its charter)

              Delaware               33-63372                65-0415593
   ----------------------------- ------------------- -------------------------
    (State or other jurisdiction  	(Commission     		(I.R.S. Employer
     of incorporation)			File Number) 	     identification No.)


  1300 N.W. 22nd Street
  Pompano Beach, Florida                       33069
------------------------------------      -----------------------------
(Address of principal executive offices)   (Zip code)

Registrant's telephone number, including area code
(954) 977-2500
---------------

Registrant's former name
------------------------


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ITEMS OF INFORMATION

Item 3.  Bankruptcy or Receivership

On September 4, 2002 certain creditors of the Company filed an involuntary petition under title 11, United States Code in the United States Bankruptcy Court For The District of Delaware requesting an order for relief under Chapter 11 of the Bankruptcy Code (Title 11 of the United States Code). The petition number is 02-12550-PJW. The Company was served with a summons concerning this action on September 5, 2002 and is required to submit to the clerk of the bankruptcy court a motion or answer to the petition within twenty
(20) days from that date.

SIGNATURE

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nutritional Sourcing Corporation

Dated:  September 9, 2002       /s/ Daniel J. O'Leary
                                -----------------------------
                                Daniel J. O'Leary,
                                Executive Vice President
                                and Chief Financial Officer
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